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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2003

IMH ASSETS CORP. (as depositor under a Series 2003-5 Indenture dated as of April 30, 2003, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2003-5)

                                IMH Assets Corp.
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             (Exact name of registrant as specified in its charter)

        CALIFORNIA                 333-103591                    33-0705301
        ----------                 ----------                    ----------
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
of Incorporation)                  File Number)              Identification No.)

1401 Dove Street
Newport Beach, California                                          92660
-------------------------                                          -----
(Address of Principal                                            (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600.



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Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

                  For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:


                     ITEM 601(A) OF
                     REGULATION S-K
    EXHIBIT NO.      EXHIBIT NO.             DESCRIPTION
    -----------      -----------             -----------
        1                99                  Computational Materials --
                                             Computational Materials (as defined
                                             in Item 5) that have been provided
                                             by the Underwriters to certain
                                             prospective purchasers of the IMH
                                             Assets Corp. Collateralized
                                             Asset-Backed Bonds, Series 2003-5
                                             (filed in paper pursuant to the
                                             automatic SEC exemption pursuant to
                                             Release 33-7427, August 7, 1997)

Item 5.           Other Events.
                  ------------

         On or about April 30, 2003, the Registrant will cause the issuance and sale of approximately $298,500,000 initial principal amount of Collateralized Asset-Backed Bonds, Series 2003-5 (collectively, the "Bonds") pursuant to an Indenture, dated as of April 30, 2003, between Impac CMB Trust Series 2003-5, as Issuer, and Deutsche Bank National Trust Company, as Indenture Trustee.

         In connection with the sale of the Series 2003-5 Bonds, (collectively, the "Underwritten Bonds"), the Registrant has been advised by Countrywide Securities Corporation (the "Underwriter") that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Bonds following the effective date of Registration Statement No. 333-103591, which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Underwritten Bonds and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Bonds (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Bonds might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Bonds.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               IMH ASSETS CORP.

                                               By: /s/ Richard J. Johnson
                                                   ---------------------------
                                               Name:   Richard J. Johnson
                                               Title:  Chief Financial Officer

Dated: April 25, 2003

                                  EXHIBIT INDEX



                               Item 601(a) of Regulation    Sequentially
Exhibit                        S-K Exhibit No.              Numbered
Number                                                      Description                     Page
------                                                      -----------                     ----
1                              99                           Computational Materials         Filed Manually